DISCONTINUED OPERATIONS	12 Months Ended
Apr. 30, 2017
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
NOTE 13 — DISCONTINUED OPERATIONS

China Operations

On June 3, 2015, the Company entered into an Interest Purchase Agreement with Halcyon Coast Investment (Canada) Ltd. to sell its China Operations in an "as-is", all-cash transaction, for a total purchase price of $1,500,000 and received a $150,000 refundable deposit at signing. The transaction closed on August 14, 2015, whereby the Company received the remaining cash proceeds of $1,350,000, of which: (i) it paid approximately $100,000 in a broker’s fee and (ii) $100,000 was held in escrow, pending a final determination by the Chinese government with respect to any tax obligations arising from the transaction. Otherwise, the transaction is not subject to any further post-closing adjustments. On September 20, 2015, the final tax determination was made and the Company received $93,000 of the escrow and $7,000 was paid to the buyer to settle the outstanding tax obligation.

The Company recognized a gain on the sale of the China Operations of approximately $838,000, as it received $1,500,000 in cash, offset by the sale of approximately $9,350,000 of assets, $7,935,000 of liabilities, reversal of approximately $349,000 of accumulated other comprehensive income and $577,000 noncontrolling interest and incurring approximately $174,000 in closing costs.

The Company recorded the revenue and profit from short-term contracts from its China Operations under the completed contract method, whereas income is recognized only when a contract is completed or substantially completed. Accordingly, during the period of performance, billings and deferred contract costs were accumulated on the consolidated balance sheets as deferred contract costs and deferred revenue. The Company’s accounting policy is based on the short-term nature of the work performed. Deferred contract costs include equipment lease deposits to the third party vendors of approximately $0 as of April 30, 2016. The revenue results from the China Operations are included in discontinued operations for the year ended April 30, 2016.

Since the sale of the China Operations closed on August 14, 2015, the Company has determined that the activity of the China Operations should be classified as discontinued operations for the year ended April 30, 2016. The following is a summary of the operating results for the discontinued operations as follows:

Below is a summary of the operating results for the discontinued operations is as follows:

	For the years ended
	April 30,
	2017	2016

Revenue	$—	$839,969
Costs and expenses:
Cost of revenue	—	546,296
Selling, general and administrative expenses	—	125,324
Depreciation and amortization	—	80,971
	—	752,591
Operating income from discontinued operations	—	87,378
Interest expense	—	(49,234)
Income from discontinued operations before income tax provision	—	38,144
Income tax provision	—	(10,883)
Income from discontinued operations, net of tax	—	27,261
Gain from disposal	—	837,720
Total income from discontinued operations	$—	$864,981

There were no assets or liabilities included in the consolidated balance sheets for the China Operations at April 30, 2017 or 2016.

Due to Related Party

The China Operations earned revenue for contracting services provided to its minority shareholder (noncontrolling interest in China Operations) and subsidiaries of $0 and $212,000 for the year ended April 30, 2017 and 2016, respectively. The China Operations accounts receivable due from its minority shareholder and subsidiaries was $0 and $0 as of April 30, 2017 and 2016, respectively.